GOLDMAN SACHS TRUST
(the “Trust”)

Class A, C, Institutional, R and IR Shares of
Goldman Sachs Income Strategies Portfolio

Supplement dated March 20, 2008 to the
Class A and C Share Prospectus
Institutional Share Prospectus
each dated March 7, 2007
and Class R and IR Shares dated November 30, 2007
(together, the “Income Strategies Prospectuses”)

Effective March 31, 2008, Goldman Sachs Income Strategies Portfolio (the “Income Strategies Portfolio”) added Goldman Sachs International Equity Dividend and Premium Fund as an underlying fund in which to invest.

This supplement updates the disclosure contained in the Income Strategies Prospectuses as follows:

The following is inserted in the table in the section “Description of Underlying Funds”:

Underlying Fund	Investment Objectives	Investment Criteria

International Equity Dividend and Premium Fund	Total return, with an emphasis on income.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the MSCI EAFE® Index at the time of investment. The Fund’s investments are selected using a variety of quantitative techniques when selecting investments, while seeking to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE® Index. The Fund expects that, under normal circumstances, it will sell call options on the MSCI EAFE® Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of the Fund’s portfolio.

The following is inserted in the table in the section entitled “Service Providers—Management Fees”:

		Total Net
		Operating Expense
Underlying Fund	Management Fee	Ratio

International Equity Dividend and Premium Fund	First $1 billion 0.81% Next $1 billion 0.73% Over $2 billion 0.69%	0.90%

The “Option Writing Risk” and “Tax-Managed Investment Risk” in the section “Principal Risks of the Underlying Funds-Risks that are Particularly Important For Certain Underlying Funds” are deleted in their entirety and replaced with the following:

Option Writing Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (premium) at the time of selling the call option. When the U.S. Equity Dividend and Premium Fund writes (sells) S&P 500 Index or related ETF call options or the International Equity Dividend and Premium Fund writes (sells) MSCI EAFE® Index, other national or regional indices or related ETF call options, they receive cash but limit their opportunity to profit from an increase in the market value of the index or related ETF, beyond the exercise price (plus the premium received) of the option. In a rising market, the U.S. Equity Dividend and Premium Fund or the International Equity Dividend and Premium Fund could significantly underperform the market. These Underlying Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but each Underlying Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, these Underlying Funds will likely also experience sharp declines in their net asset value.

Tax-Managed Investment Risk—Because the investment advisers of the Underlying Funds balance investment considerations and tax considerations, the pre-tax performance of the U.S. Equity Dividend and Premium Fund and the International Equity Dividend and Premium Fund may be lower than the performance of similar funds that are not tax-managed. This is because the investment adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the U.S. Equity Dividend and Premium Fund or the International Equity Dividend and Premium Fund to shareholders. A high percentage of the U.S. Equity Dividend and Premium Fund’s or the International Equity Dividend and Premium Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

The Section “Appendix A—Additional Information on the Underlying Funds—Other Risks of the Underlying Funds” is hereby amended by deleting “Risks of Euro,” “Risks of Writing S&P 500 Index and Related ETF Call Options” and by adding the following risk:

Risks of Writing Index and Related ETF Call Options. When certain Underlying Funds write (sell) index, national or regional stock market indices or related ETF call options, they forego the opportunity to benefit from an increase in the value of the index or related ETF above the exercise price (plus the premium received) of the option, but continue to bear the risk of a decline in the value of the index or related ETF. As the seller of the index or related ETF call options, the Underlying Fund receives cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index or related ETF call option either (i) has the right to any appreciation in the value of the index or related ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index or related ETF over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index or related ETF and the exercise price of the option. The premium, the exercise price and the market value of the index or related ETF determine the gain or loss realized by the Underlying Fund as the seller of the index or related ETF call option. Certain Underlying Funds can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund.

The following should replace the first sentence of the section “Mortgage-Backed Securities” in Appendix A:

Mortgage-Backed Securities.  The Underlying Funds (other than the Structured International Equity Fund and International Equity Dividend and Premium Fund) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (”Mortgage-Backed Securities”).

The following should replace the first sentence of the section “Asset-Backed Securities” in Appendix A:

Asset-Backed Securities.  The Underlying Funds (other than the International Equity Dividend and Premium Fund) may invest in asset-backed securities.

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